Exhibit 10.1
DYNEX CAPITAL, INC.
AMENDMENT NO. 7 TO
DISTRIBUTION AGREEMENT
July 29, 2025

BTIG, LLC 65 East 55th Street New York, NY 10022	J.P. Morgan Securities LLC 383 Madison Avenue New York, NY 10179
Citizens JMP Securities, LLC 600 Montgomery Street Suite 1100 San Francisco, CA 94111	RBC Capital Markets, LLC 200 Vesey Street Three World Financial Center, 8th Floor New York, NY 10281
Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, PA 19103	UBS Securities LLC 11 Madison Avenue New York, NY 10010
Keefe, Bruyette & Woods, Inc. 787 Seventh Avenue, 4th Floor New York, NY 10019	Wells Fargo Securities, LLC 500 West 33rd Street, 14th Floor New York, NY 10001
JonesTrading Institutional Services LLC 325 Hudson St., 6th Floor New York, NY 10013

Ladies and Gentlemen:
Reference is made to the Distribution Agreement, dated June 29, 2018, as amended on May 31, 2019, August 3, 2021, June 3, 2022, February 10, 2023, October 29, 2024 and May 1, 2025 (the “Distribution Agreement”), by and among Dynex Capital, Inc., a Virginia corporation (the “Company”), J.P. Morgan Securities LLC, Citizens JMP Securities, LLC, JonesTrading Institutional Services LLC, BTIG, LLC, Janney Montgomery Scott LLC, Keefe, Bruyette & Woods, Inc., RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC (collectively, the “Agents”), pursuant to which the Company agreed, in its sole discretion, to issue and sell, from time to time, through the Agents, as agent and/or principal, up to an aggregate of 99,353,243 shares of common stock, par value $0.01 per share, of the Company. All capitalized terms used in this Amendment No. 7 to Distribution Agreement (this “Amendment”) and not otherwise defined herein shall have the respective meanings assigned to such terms in the Distribution Agreement. The Company and the Agents hereby agree to amend the Distribution Agreement as set forth in this Amendment as follows:

A.    Amendments to Distribution Agreement. The Distribution Agreement is amended as follows:
1.    The definition of the term “Registration Statement” shall be deemed to mean the registration statement on Form S-3 (File No. 333-289004).

2.    The definition of the term “Base Prospectus” shall be deemed to mean the prospectus dated July 28, 2025, filed as part of the Registration Statement, including the documents incorporated by reference therein.

3.    The definition of “Maximum Number” in the first sentence of the Distribution Agreement is hereby amended to read as follows: “161,292,973 shares”.
4.     “(ww) Well-Known Seasoned Issuer. (A) At the time of filing the Registration Statement, (B) at the time of the most recent amendment thereto for purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment or incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or in the form of a prospectus), and (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Shares in reliance on the exemption of Rule 163 under the Act, the Company was and is a “well-known seasoned issuer” (as defined in Rule 405).”

B.    Supplement. The Company shall file a supplement to the Prospectus Supplement pursuant to Rule 424(b) of the Act reflecting the terms of this Amendment within two business days of the date hereof.
C.    No Other Amendments; References to Distribution Agreement. Except as set forth in Part A above, all the terms and provisions of the Distribution Agreement shall continue in full force and effect. All references to the Distribution Agreement in the Distribution Agreement or in any other document executed or delivered in connection therewith shall, from the date hereof, be deemed a reference to the Distribution Agreement as amended by this Amendment.
E.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart by one party to the other may be made by facsimile or by electronic delivery of a portable document format (PDF) file (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com).
F.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws.
[Remainder of page intentionally left blank.]

2

If the foregoing correctly sets forth the understanding among the Company and each of the Agents, please so indicate in the space provided below for that purpose, whereupon this Amendment No. 7 to Distribution Agreement and your acceptance shall constitute a binding agreement among the Company and each of the Agents.

Very truly yours, DYNEX CAPITAL, INC. By: /s/ Robert S. Colligan Name: Robert S. Colligan Title: Chief Financial Officer and Chief Operating Officer

Accepted and agreed to as of the date first above written: BTIG, LLC By: /s/ Tosh Chandra Name: Tosh Chandra Title: Managing Director

Accepted and agreed to as of the date first above written:

CITIZENS JMP SECURITIES, LLC
By:    /s/ Mark Timperman
Name: Mark Timperman
Title: Managing Director

Accepted and agreed to as of the date first above written:

JANNEY MONTGOMERY SCOTT LLC
By:    /s/ David Lau
Name: David Lau
Title: Managing Director - Head of Equities

Accepted and agreed to as of the date first above written:

JONESTRADING INSTITUTIONAL SERVICES LLC
By:    /s/ Burke Cooke
Name: Burke Cooke
Title: General Counsel & Secretary

Accepted and agreed to as of the date first above written:

KEEFE, BRUYETTE & WOODS, INC.

By:    /s/ Edward B. Conway
Name: Edward B. Conway
Title: Managing Director

Accepted and agreed to as of the date first above written:

J.P. MORGAN SECURITIES LLC
By:     /s/ Sanjeet Dewal
Name: Sanjeet Dewal
Title: Managing Director

Accepted and agreed to as of the date first above written:

RBC CAPITAL MARKETS, LLC
By:    /s/ Saurabh Monga
Name: Saurabh Monga
Title: Managing Director

Accepted and agreed to as of the date first above written:

UBS SECURITIES LLC

By:    /s/ Jesse O'Neill
Name: Jesse O'Neill
Title: Executive Director

UBS SECURITIES LLC

By:    /s/ Charles Heaney
Name: Charles Heaney
Title: Director

Accepted and agreed to as of the date first above written:

WELLS FARGO SECURITIES, LLC
By:    /s/ Jamie Cohen
Name: Jamie Cohen
Title: Managing Director